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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 12, 1997
(Date of earliest event reported)



                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)


Delaware                      33-56893                   51-0362653
(State or Other Juris-       (Commission           (I.R.S. Employer
diction of Incorporation)   File Number)        Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000

[CMRASC.WPD    December 7, 1995]

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                                                      -2-

Item 5.  Other Events.

     On November 25,1997, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1997-KS4 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1997, among the Registrant, Residential Funding Corporation, as Master Servicer, and The First National Bank of Chicago, as Trustee.

                  In connection with the expected sale of the Series 1997-KS3,the Class A-I-31, Class A-I-2 and Class A-I-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Residential Funding Securities Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration Statement, which Computational Materials are being filed manually as an exhibit to this report.

                  The Computational Materials filed herewith as Exhibit 99 have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


[CMRASC.WPD    December 7, 1995]

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                                                      -3-

                  Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



              Item 601(a) of
              Regulation S-K
Exhibit No.              Exhibit No.             Description
     1                       99            Computational Materials



[CMRASC.WPD    December 7, 1995]

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                                                      -4-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                     RESIDENTIAL ASSET SECURITIES
                                     CORPORATION

                                     By: /s/ Timothy A. Kruse
                                     Name:Timothy A. Kruse
                                     Title: Vice President




Dated: November 13, 1997


























[CMRASC.WPD    December 7, 1995]

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                                                      -5-




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                      RESIDENTIAL ASSET SECURITIES
                                      CORPORATION

                                      By:
                                      Name:Timothy A. Kruse
                                      Title: Vice President




Dated: November 13, 1997

[CMRASC.WPD    December 7, 1995]

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                                                      -6-

                                                   EXHIBIT INDEX


                   Item 601 (a) of   Sequentially
Exhibit           Regulation S-K    Numbered
Number            Exhibit No.       Description              Format


1                  99                       Computational       P
                                            Materials



[CMRASC.WPD    December 7, 1995]

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                                                      -7-
                                                    EXHIBIT 1

                                              (Intentionally Omitted)

[CMRASC.WPD    December 7, 1995]

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